                                                                   EXHIBIT 10.18

[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.


                          SOFTWARE LICENSING AGREEMENT

THIS SOFTWARE LICENSE AGREEMENT is entered into as of this 17th day of December, 2003 (hereinafter "Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor").

1.0      DEFINITIONS

1.1 AGREEMENT shall mean this Software License Agreement and its Supplement.

1.2 LICENSED PRODUCT(s) shall mean: (i) the software in object code form and documentation listed in the Supplement to this Software License Agreement and (ii) all improvements, corrections, modifications, alterations, revisions, extensions, upgrades, national language versions and/or enhancements to the software in object code form and/or documentation made during the term of this Agreement (hereinafter "Updates").

1.3 SUPPLEMENT shall mean the supplement executed under this Software License Agreement. The supplement shall describe the Licensed Product(s) and may include additional terms and conditions such as compensation, delivery schedules, technical contacts and other information related to the Licensed Product(s). The terms and conditions of this Software License Agreement shall apply to the Supplement.


2.0      OBJECT CODE LICENSE

2.1 Licensor hereby grants to Dell a non-exclusive, worldwide, and, subject to Section 9, below, irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to: (i) use, make, execute, reproduce, display, perform, the Licensed Product(s), in object code form, (ii) distribute and license, the Licensed Product(s), in object code form, as part of, in conjunction with, or for use with, Dell systems and (iii) authorize, and license third parties to do any, some or all of the foregoing. Dell shall have the option to distribute the Licensed Product(s) to end users pursuant to Licensor's end user license agreement.

2.2      The above grant includes, without limitation, the right and license to:
         (i) use Licensor's trade names, product names and trademarks (the "Trademarks") in connection with the marketing and distribution of Licensed Product(s) and (ii) all pictorial, graphic and audio visual works including icons, screens and characters created as a result of execution of the Licensed Product(s). Dell's use of the Trademarks shall be in accordance with applicable trademark law. Dell agrees to consistently identify the Trademarks as being the property of Licensor. Dell agrees that the Trademarks are and will remain the sole property of Licensor and agrees not to do anything inconsistent with that ownership. Dell shall (a) comply with any requirements established by Licensor concerning the style, design, display and use of the Trademarks, (b) correctly use the "(R)" registration and "(TM)" symbols, (c) use the Trademark solely in connection with the appropriate products, (d) promptly inform Licensor of the use of any marks similar to the Trademarks and any potential infringements of the Trademarks which comes to Dell's attention, and (e) not misuse the Trademarks or engage in any unlawful activity in any way related to the use of the Trademarks. Dell will indemnify, defend and hold harmless Licensor and its officers, directors, employees and agents from and against any and all liabilities, losses, damages, claims, costs and expenses (including without limitation, reasonable attorney's fees and expenses) arising out of (i) misuse of the Trademarks, (ii) any statements or representations made to any person or entity by the Dell or its agents concerning the Products and (iii) any other negligent, reckless or wrongful conduct of the Dell or its agents arising in connection with its activities related to this Agreement or the Products. All sales and promotions materials (including, without limitation, labels, stickers, packaging or software documentation) which include any Trademark shall be subject to the advance review and approval of Licensor; it being understood that once Licensor has approved any particular use, Licensor need not approve any additional use which is substantially the same as that which has been previously approved, provided such future use complies with the foregoing obligations regarding Trademark usage. When requested, Dell shall send samples of advertising and promotional materials bearing any Trademark, samples of any goods bearing or sold under any Trademark, and any other documentation which may permit Licensor to determine whether the Trademark uses conform to the requirements of this Agreement.


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

2.3 Licensor hereby grants to Dell a non-exclusive, worldwide, and, subject to Section 9, below irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to internally: (i) use, execute, reproduce, display, perform, and distribute the Licensed Product(s), for the purposes of enabling Dell to maintain, service and manufacture the Licensed Product(s) and (ii) authorize, and license third parties to do any, some or all of the foregoing on Dell's behalf.

3.0      COMPENSATION; PER COPY ROYALTIES, SUPPORT PRICING, AND MAINTENANCE
         PRICING

3.1 Dell will pay Licensor a per copy royalty as set forth in the Pricing Supplement for each copy of the Licensed Product(s) distributed by Dell for revenue. No per copy royalties shall be due for copies of the Licensed Product(s): (i) used or distributed for demonstration, marketing or training purposes, (ii) distributed to a customer as a replacement for a defective copy or to fix an error, (iii) used to repair or maintain a customer's system, (iv) held for backup or archival purposes, (v) returned by a customer, (vi) used for manufacturing or testing purposes or (vii) distributed to an existing customers as an upgrade to their existing copy of the Licensed Product(s).

3.2 Unless provided otherwise in a Schedule, all prices will be in U.S. dollars and are exclusive of applicable value, added, sales, use, excise, or similar taxes for which Dell shall be obligated to pay licensor. Dell will have no liability for any taxes based on Licensor's net assets or income or for which Dell has an appropriate resale or other exemption. Licensor shall be the importer of record for VAT/GST purposes (applicable in the country of incorporation). All payments shall be made in United States currency. Licensor acknowledges that there is no minimum aggregate royalty due under this Agreement and that any royalties received will be based solely on the criteria set forth above. Licensor acknowledges and agrees that Dell has the right to withhold any applicable taxes from any royalties due under this Agreement if required by any government agency.

3.3 Dell shall pay Licensor the amounts set forth in the Pricing Supplement during the term of this Agreement and for so long thereafter as Licensor has any obligations under Exhibit C ("Support") or to provide maintenance as described in Section 4.2 below.

4.0      SUPPORT, TRAINING AND MAINTENANCE

4.1 Licensor shall, at its expense, train Dell personnel to set up, install, configure and operate the Licensed Product(s) and provide such other training to assist and enable Dell to fully perform and exercise its rights under this Agreement. Such training shall be completed thirty (30) days prior to Dell's commercial introduction of the Licensed Product(s). Thereafter, further training of additional Dell personnel will be conducted by the Dell personnel previously trained by Licensor. Additional training periods for Updates, if any shall also be provided at Licensor's expense and within a mutually agreed upon time period.

4.2 During the term of this Agreement, and for a period of up to three years after the termination of the Agreement, as long as Dell has not breached this Agreement, Licensor shall, provide Dell with all maintenance releases generally made available by Licensor to licensees of the Licensed Product(s).

4.3 During the term of this Agreement, and for a period of up to three years after the termination of the Agreement, as long as Dell has not breached this Agreement, the parties shall provide and comply with the Support obligations set forth in Exhibit C.

5.0      END USER LICENSE

         Dell acknowledges that all software sold separately or with hardware and obtained by Dell from Licensor is proprietary to Licensor and its licensors and is subject to patents and/or copyrights owned by Licensor and/or its licensors. Any references to "purchases" of software and Products containing software products signify only the purchase of a license to use the software in question pursuant to the terms of the Licensor's then current applicable end user license agreement, as provided to Dell, a copy of which Licensor has and will have included with the Products and which is incorporated herein in its entirety by this reference for the term of this Agreement. Notwithstanding anything to the contrary contained herein, Dell agrees to be bound by all of the terms of such end


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                                       2
         user license agreement and agrees that it will acquire no rights with respect to such software Product other than the right to use such software pursuant to the terms of such software license agreement.

6.0      REPRESENTATIONS AND WARRANTIES

         On an ongoing basis, Licensor represents and warrants that:

         (a) the Licensed Product(s) will operate in accordance with its written specifications;

         (b) Licensor has all the necessary rights, titles and interests in the Licensed Product(s) to grant Dell the rights and licenses contained in this Agreement;

         (c) the Licensed Product(s) shall not infringe any copyright, patent, trade secret or any other intellectual property rights or similar rights of any third party;

         (d) the Licensed Product(s) does not contain any known viruses, expiration, time-sensitive devices or other harmful code that would inhibit the end user's use of the Licensed Product(s) or Dell system;

         (e) Licensor and the Licensed Product(s) comply with all governmental laws, statutes, ordinances, administrative orders, rules and regulations and that Licensor has procured all necessary licensees and paid all fees and other charges required so that Dell can exercise the rights and license granted under this Agreement;

         (f) Licensor has a proprietary and invention assignment agreement for employees which provides for a waiver or agreement not to assert any rights in the Licensed Product(s);

         (g) There is no restriction of any relevant governmental authority which prohibits the export of the Licensed Product(s) to countries outside the United States and Canada, other than those laws of the United States which prohibit exports generally, as may be modified from time to time, including without limitation, to Libya, Cuba, North Korea, Syria, Sudan, Iran and Iraq; and

         (h) Licensor has and will continue to comply with all applicable governmental laws, statutes, rules and regulations including, but not limited to, those related to export of product and technical data, and Licensor agrees that for any updates, upgrades and new products which are licensed to Dell pursuant to the terms of this Agreement, Licensor shall provide prior written notice of any facts which would make the foregoing representations untrue.

         (i) Either (i) the Licensed Product(s) are not encrypted, nor do they contain encryption capability; or (ii) if the Licensed Product(s) does contain encryption capabilities, Licensor agrees to adhere to the requirements described in Exhibit A.

In addition to Licensor's end user license agreement, Licensor hereby makes the following additional ongoing representations and warranties:

         (l) Licensor will warrant the Licensed Product(s) directly to the end-user in accordance with the terms and conditions set forth in Licensor's end-user license agreement; and

         (m) Licensor has agreed to honor all replacement requests received from Dell or end users under the terms of Licensors end user license agreement pertaining to defective Licensed Product(s).

7.0      LIMITED WARRANTY

         Licensor warrants that the Products sold hereunder shall be new and shall operate substantially in accordance with its user documentation for a period of ninety (90) days from the date of shipment by Licensor (hereinafter the "Warranty Period"). If, during the Warranty Period, Dell believes any Product to be defective, Dell shall immediately notify Licensor in writing and shall follow Licensor's instructions regarding the return of such Product. Licensor's sole liability to Dell, and Dell's sole remedy, shall be, at Licensor's option, (i) repair or replacement of the Product which does not comply with this Limited Warranty, or (ii) return of the amount paid by Dell for the Product which does not comply with the Limited Warranty. In the event Licensor determines that the Product is in compliance with this Limited Warranty, Dell shall pay the cost of all charges associated with the inspection and shipment of such Product by Licensor.


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

         LICENSOR DOES NOT WARRANT THAT THE PRODUCTS WILL OPERATE UNINTERRUPTED OR ERROR FREE. THIS LIMITED WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES. LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, AND LICENSOR EXPRESSLY EXCLUDES AND DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. THE PROVISIONS SET FORTH ABOVE STATE LICENSOR'S ENTIRE RESPONSIBILITY AND YOUR SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY BREACH OF ANY WARRANTY.

         NO CONSEQUENTIAL DAMAGES. LICENSOR WILL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO DELL OR ANY OTHER PARTY, FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOST OPPORTUNITY COSTS, LOSS OF INFORMATION OR DATA OR ANY OTHER SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF ACTION ARISING OUT OF OR RELATING TO THIS WARRANTY OR RESULTING FROM THE SALE OF PRODUCTS OR USE BY DELL OR ANY OTHER PARTY OF SUCH PRODUCTS, EVEN IF LICENSOR HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF AN ESSENTIAL PURPOSE OF THIS LIMITED WARRANTY.

8.0      INDEMNIFICATION

8.1 Licensor shall fully indemnify, defend and hold harmless Dell, Dell, Inc., Dell, Inc.'s subsidiaries and affiliates and all of the foregoing entities' officers, directors, employees, agents, customers and licensees, and their successors and assigns, from and against any and all third party claims, actions, suits, legal proceedings, demands, liabilities, damages, losses, judgments, settlements, costs and expenses, including, without limitation, attorney's fees, arising out of or in connection with any alleged or actual:

                           (i) infringement by Licensor and/or the Licensed
                  Product(s) of any copyright, patent, trade secret or other intellectual property rights or similar rights of any third party;

                           (ii) damage to any real and tangible property,
                  personal injury, death or any other damages or losses sustained by whomever suffered, resulting, or claimed to result, in whole or in part from any alleged or actual defect in the Licensed Product(s) whether latent or patent, including any alleged or actual improper construction or design or the failure of the Licensed Product(s) to comply with its written specifications or any express or implied warranties.

8.2 In the event that Dell becomes aware of any such claim, Dell shall: (i) notify Licensor of such claim, (ii) cooperate with Licensor in the defense thereof. Licensor and Dell, at Dell's discretion, shall have the right to participate in the defense of any such claim or action. Dell shall not settle any such claims without the Licensor's prior consent, which consent shall not be unreasonably withheld. If Dell complies with the provisions hereof, Licensor will pay all damages, costs and expenses finally awarded to third parties against Dell in such action.

8.3 In addition to Licensor's obligations under Subsection 8.1 above, in the event that a claim of infringement is made with regard to the Licensed Product(s), or in Licensor's opinion might be held to infringe as set forth above, Licensor shall, at its own expense and option, procure for Dell the right to exercise the rights and licenses granted to Dell under this Agreement or modify the Licensed Product(s) such that it is no longer infringing. If neither of such alternatives is, in Licensor's opinion, commercially reasonable, the infringing Product shall be returned to Licensor and Licensor 's sole liability, in addition to its obligation to reimburse awarded damages, costs and expenses set forth above, shall be to refund the amounts paid to Licensor by Dell for such Product. Licensor will have no liability for any claim of infringement arising as a result of Dell's use of a Product in combination with any items not supplied by Licensor, or any modification of a Product by Dell or third parties.

         THIS SECTION 8 STATES THE ENTIRE LIABILITY OF LICENSOR TO DELL OR ANY SUBSEQUENT PURCHASER, LESSEE, END USER OR ASSIGNEE OF PRODUCTS CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, INCLUDING BUT NOT LIMITED TO, PATENT, COPYRIGHT AND TRADE SECRET RIGHTS.



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9.0      TERM AND TERMINATION OF AGREEMENT

9.1 Unless earlier terminated as provided below, the term of this Agreement shall be for three (3) years from the Effective Date and, unless either party gives thirty (30) days notice of nonrenewal prior to the end of the initial term or any renewal term, this Agreement shall automatically renew for successive one (1) year periods.

9.2 Either Party may, at its option and upon written notice to the other Party, terminate this Agreement if: (a) a material breach of this Agreement by the other Party is not remedied within thirty (30) Days after the breaching Party's receipt of written notice of the breach;
         (b) the other Party admits in writing its inability to pay its debts generally as they become due, files a petition for bankruptcy or executes an assignment for the benefit of creditors or similar document; (c) a receiver, trustee in bankruptcy or similar officer is appointed for the other Party's property; or (d) a majority interest of the equity or assets of the other Party is transferred to an unrelated third party or this Agreement is assigned without the prior written consent of the other Party to this Agreement. Dell may terminate this Agreement without cause upon prior written notice to the other party. Neither party will have any liability to the other arising from such a termination of the Agreement, provided the termination is properly noticed.

9.3 All licenses and sublicenses granted to customers and other licensees under this Agreement, and all provisions of Sections, 9.0, 10.0 and 11.0, shall survive any expiration or termination of this Agreement and shall bind the parties and their successors, heirs, assigns and legal representatives. In addition, Licensor's obligations under Section 4, 5, 6,7 and 8 shall survive for one (1) year after any expiration or termination of this Agreement in order for Dell to satisfy its then existing contractual obligations to its customers and licensees. Dell shall retain a limited license in accordance with Section 2 to use the Licensed Product(s) in order to satisfy such obligations and to exhaust its inventory of Licensed Product(s) existing at expiration or termination, provided that Dell's right to exhaust any such inventory shall not extend beyond 180 days after expiration or termination. Thereafter, Dell agrees to return or destroy all additional copies of the Licensed Product(s) in its possession.

10.0     LIMITATION OF LIABILITIES

10.1 EXCEPT AS SET FORTH IN SECTION 10.2, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES UNDER ANY PART OF THIS AGREEMENT EVEN IF ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

10.2     EXCEPT FOR LICENSOR'S OBLIGATIONS UNDER SECTION 9 "INDEMNIFICATION" AND
         SECTION 12 "CONFIDENTIALITY", DELL AGREES THAT LICENSOR'S LIABILITY TO DELL IN ANY WAY CONNECTED WITH THE SALE OF PRODUCTS TO DELL, REGARDLESS OF THE FORM OF ACTION, SHALL IN NO EVENT EXCEED THE PRICE PAID BY DELL FOR SUCH PRODUCTS. UNDER NO CIRCUMSTANCES WILL LICENSOR BE LIABLE FOR ANY DAMAGES RESULTING FROM LICENSOR 'S FAILURE TO MEET ANY DELIVERY SCHEDULE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL LICENSOR BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOST OPPORTUNITY COSTS OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THESE TERMS OR THE SALE OF PRODUCTS OR SERVICES TO DELL. THIS LIMITATION SHALL APPLY EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY.

11.0     CONFIDENTIAL INFORMATION

11.1 The parties agree that information exchanged under this Agreement that is considered by either party to be confidential information will be subject to the terms and conditions of the non-disclosure agreement in place between the parties. If the parties have not executed a non-disclosure agreement, the parties will negotiate in good faith the terms of such an agreement. Licensor shall not provide to Dell any information that is considered confidential information of any third party.


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11.2     At Dell's request, which shall not be made more frequently than once per quarter per year, Licensor will provide unaudited, or audited, financial statements to Dell.

12.0 RIGHTS TO SOURCE CODE. CommVault and DSI Technology Escrow Services, Inc. are parties to a Flexsafe Escrow Agreement (the "Escrow Agreement") dated December 20, 2001. Contemporaneously with the execution of this Agreement Dell will be added as a third party beneficiary thereto.

13.0     MISCELLANEOUS

13.1 This Agreement shall in no way preclude Dell from independently developing, having developed or acquiring or marketing any products or services nor shall it in any way preclude Dell from entering into any similar agreement with any other party.

13.2 Dell shall have full freedom and flexibility in its decisions concerning the distribution and marketing of the Licensed Product(s) including, without limitation, the decision of whether or not to distribute or discontinue distribution of the Licensed Product(s). Dell does not guarantee that its marketing, if any, of the Licensed Product(s) will be successful.

13.3 This Agreement may not be assigned by Licensor, in whole or in part, including without limitation by operation of law, in a merger or stock or asset sale, without the express written permission of Dell. If Licensor makes any attempt to assign this Agreement without Dell's written consent, Dell will have the option to immediately terminate this Agreement. No permitted assignment or subcontract by Licensor shall relieve Licensor of any obligations hereunder. Licensor shall always remain jointly and severally liable with any assignees under this Agreement. In the event Dell terminates this Agreement under this section Licensor will have no liability to Dell in respect of such termination.

13.4 Licensor is an independent contractor. Licensor is not a legal representative or agent of Dell, nor shall Licensor have the right or authority to create or incur any liability or any obligation of any kind, express or implied, against, or in the name of, or on behalf of Dell.

13.5 Provider represents and warrants that the prices for Products shall not be less favorable than prices applicable to sales by Provider to any other customer purchasing like quantities of the same products under comparable terms. If at any time during the term of this Agreement Provider accords to any other such customer more favorable prices, Provider shall immediately offer to sell the Products to Dell at equivalent prices accorded to such other customer. Dell, or Dell's agent, may audit Provider's compliance with this Section 5 upon reasonable notice to Provider and subject to the confidentiality provisions of Section 15 of this Agreement and the applicable NDA, Dell may audit Provider's manufacturing locations or corporate headquarters and review and copy any information reasonably relevant to the purpose of any audit permitted by this Agreement. Notwithstanding anything to the contrary contained herein, Licensor shall have no obligation to disclose confidential information which is the subject of another confidentiality agreement. In addition, Dell may: (a) inspect Products at any stage of production or testing; (b) review Provider's facilities and quality control procedures; and (c) accompany Dell customers on visits to Provider's manufacturing locations. Provider will furnish, or cause to be furnished (without charge), all reasonable facilities and assistance necessary for the safety and convenience of any personnel performing the audits.

13.6 Licensor shall not publicize the existence of this Agreement with Dell nor refer to Dell in connection with any promotion or publication without the prior written approval of Dell. Further, Neither Party shall disclose the terms and conditions of this Agreement to any third party, including, but not limited to, any financial terms, except as required by law or with the prior written consent of the other Party.

13.7 Licensor shall comply with all applicable governmental laws, statutes, ordinances, administrative orders, rules and regulations including, without limitation, those related to the export of technical materials. Licensor shall provide Dell with prompt written notice of any export restrictions related to the Licensed Product(s).

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13.8     Any and all written notices, communications and deliveries between
         Licensor and Dell with reference to this Agreement shall be deemed made on the date of mailing if sent by registered or certified mail to the respective address of the other party as follows:

                  In the case of Dell:      Dell Products L.P.
                                            One Dell Way
                                            [***]
                                            Round Rock, TX 78682
                                            Attn:    [***]

                  In the case of Licensor:  CommVault Systems, Inc.
                                            2 Crescent Place
                                            Oceanport, NJ 07757
                                            Attn:    Finance
                                                     Cc: Legal Department

13.9 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A. without regards for its rules of conflict of laws, as if this Agreement was executed in and fully performed within the State of New York. Both parties hereby waive any right to a trial by jury relating to any dispute arising under or in connection with this Agreement.

13.10 Should any provision herein be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be modified to reflect the intentions of the parties. All other terms and conditions shall remain in full force and effect.

13.11 No amendment, modification or waiver of any provision of this Agreement shall be effective unless set forth in a writing executed by an authorized representative of each party. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy. No waiver of any provision of this Agreement shall constitute a continuing waiver or a waiver of any similar provision unless expressly set forth in a writing signed by an authorized representative of each party.

13.12 Since Dell transacts business with the United States government, Licensor must comply with the applicable federal laws and Federal Acquisition Regulations ("FARs") including the following:

         It is Dell's policy to take affirmative action to provide equal employment opportunity without regard to race, religion, color, national origin, age, sex, disability, veterans status or any other legally protected status. As a condition of doing business, Dell requires Licensor to practice equal opportunity employment and to comply with Executive Order 11246, as amended, Section 503 of the Rehabilitation Act of 1973, and Section 4212 of the Vietnam Era Veteran's Readjustment Assistance Act of 1974, all as amended, and the relevant Regulations and Orders of the U.S. Secretary of Labor. Additionally, to the extent required by applicable law, the following sections of Chapter 60 of Title 41 of the Code of Federal Regulations are incorporated by reference in this Agreement and each Order: 41 CFR 60-1.4(a); 41 CFR 60-1.8; 41 CFR 60-741; 41 CFR 60-250; 41 CFR 60-1.7;
         41 CFR 60-1.40.

         It is the policy of the United States (FAR 52.219-8) that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts for any Federal agency. Licensor agrees to comply with this policy and to provide reporting of data as requested to the Small Business Liaison Officer, Dell, Inc., One Dell Way, Round Rock, Texas, 78682.

13.13 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter contained herein, and merges all prior discussions and agreements, both oral and written, between the parties. Nothing in any purchase order, invoice, order acknowledgment, or other document of Licensor shall be of any effect whatsoever and may not affect, alter, or modify the terms and conditions of this Agreement. If the terms and conditions of this Agreement conflict with any terms of a Dell purchase order relating to the Licensed Product(s), the terms and conditions of this Agreement shall govern. The terms and conditions set forth in Supplements are hereby incorporated into this Software License Agreement by reference. If the terms and conditions of this Software License Agreement conflict with any terms and conditions contained in a Supplement, the terms and conditions of the Supplement shall govern.


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13.14    [***]

IN WITNESS WHEREOF, the parties hereto have duly executed this Software License Agreement by their respective duly authorized officers to be effective as of the Effective Date as first written above.

DELL PRODUCTS L.P.         COMMVAULT SYSTEMS, INC.

By: /s/ Illegible          By: /s/ David R. West

Title: Director, WWP       Title: VP Business Development

Date: Dec 22, 2003         Date: Dec. 18, 2003



Dell Confidential
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

                                    EXHIBIT A

                        SOFTWARE COMPLIANCE QUESTIONNAIRE

NOTE:       ENCRYPTED SOFTWARE EXPORT CONTROLS


In accordance with the U.S. Export Administration Regulations, certain software and items possessing encryption capabilities may require formal export licenses before they can be exported and/or re-exported from the United States.

In order to make proper licensing determinations of your software and/or commodity it is essential that you complete the questions on the following page.

If you need assistance or have questions, please contact [***] at: [***] or tel:
[***].

If your software has not been classified and you have questions on how to classify your software, refer to the BXA (Bureau of Export Administration) Website at http://www.bxa.doc.gov. Under the category of Getting Help and Contacting Us, click on the General Fact Sheets. Then click on Explanation of what commodity classifications are or Guidance on requesting a commodity classification.

If you are unable to provide the information required, please forward this questionnaire to your Export Controls or Legal department.

This is a legal matter which deals with regulations on export controls and compliance. We trust we can count on your maximum cooperation, in providing us with the requested information by return fax to [***], or e-mail to [***].



Yours truly,

Dell, Inc.
Worldwide Export Compliance Organization


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                                       9
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SOFTWARE QUESTIONNAIRE

     COMPANY NAME:
                       ---------------------------------------------------------

     PRODUCT NAME & VERSION NUMBER:                    COUNTRY OF ORIGIN:
                                   --------------------                  -------

     EXPORT COMMODITY CONTROL NUMBER (ECCN):          LICENSE EXCEPTION:
                                             --------                    -------

     IF YOUR LICENSE EXCEPTION IS ENC, HAVE YOU HAD YOUR 1X REVIEW FOR RETAIL EXEMPTION? YES OR NO

CCAT NUMBER:
             ---------------

IF PRODUCT IS 5D002, ENC, PLEASE PROVIDE A COPY OF THE BXA CLASSIFICATION VERIFICATION (CCAT).

1. What is the functionality of your software (i.e.: word processing, engineering/design, communication, operating system, etc.)?

     ---------------------------------------------------------------------------

2. What type of equipment is the software used to support (i.e.: telecommunications, manufacturing/test, computers, etc.)? Please be specific.

     ---------------------------------------------------------------------------

3. Is your software available to the public via sales from stock at retail selling points by means of "over-the-counter" transactions, mail order, or telephone call transactions (Mass Market)?

                            IF YES, PLEASE FORWARD A COPY OF BXA APPROVAL.
      ---------------------

4. Is your software designed for installation by the user without further substantial support (substantial support does not include telephone (voice only) help line services for installation or basic operation, or basic operation training provided by the supplier?
                                                  -----------------------

5.   Does your software or commodity have encryption capabilities?
                                                                  --------------

IF THE ANSWER TO QUESTION 5 ABOVE IS "NO", YOU DO NOT NEED TO COMPLETE THE REMAINING QUESTIONS ON THIS FORM.

6. What function does the encryption provide (i.e.: password protection, data encryption, etc.? Please be specific.
                                           -------------------------------------

7.   Does the data encryption algorithm exceed a key space of 64 bits?

     ---------------------------------------------------------------------------

8.   What is the specific bit level of encryption?
                                                   -----------------------------

9. Does your software or commodity allow the alteration of the data encryption mechanism and its associated key spaces by the user?
                                                          ----------------------

10. Please provide a brief written summary of the encryption technology used in the design of the software or commodity in question. Please be sure to identify the type of algorithm used.
                                         ---------------------------------------

     ---------------------------------------------------------------------------

11.  Is there an EXPORT version of the software named above?
                                                             -------------------

THIS FORM COMPLETED BY:

Name:                       Title:                    Signature:
      --------------------         ------------------           ----------------

Date:                 Phone #:
     ----------------         ---------------------


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

                               PRICING SUPPLEMENT
                                     TO THE
                          SOFTWARE LICENSING AGREEMENT
                                     BETWEEN
                                      DELL
                                        &
                             COMMVAULT SYSTEMS, INC.


SKU DESCRIPTION                                                                  [***]       [***]        MSRP        DISCOUNT
====================================================================================================================================
CommServe                                                                        [***]       [***]        [***]        [***]

WINDOWS/LINUX/NETWARE Media Agent (SAN or LAN) with 1 OS IDA                     [***]       [***]        [***]        [***]

LAN Drive Pack with SLMS (per drive)                                             [***]       [***]        [***]        [***]

SAN Drive Pack with DDS and SLMS (per drive)                                     [***]       [***]        [***]        [***]

DDO: direct to disk option (per media agent)                                     [***]       [***]        [***]        [***]

OS IDA-WINDOWS/NETWARE/LINUX                                                     [***]       [***]        [***]        [***]

Application IDA-WINDOWS                                                          [***]       [***]        [***]        [***]

OS IDA-UNIX                                                                      [***]       [***]        [***]        [***]

Tier I UNIX Media Agent (SAN or LAN) with 1 OS IDA                               [***]       [***]        [***]        [***]

Tier I UNIX Media Agent (SAN or LAN) with 1 OS IDA                               [***]       [***]        [***]        [***]

Tier I Application IDA-UNIX                                                      [***]       [***]        [***]        [***]

Tier II Application IDA-UNIX                                                     [***]       [***]        [***]        [***]

GalaxyExpress LAN Suite includes:                                                [***]       [***]        [***]        [***]

     GalaxyExpress (key code upgrade to Galaxy)

     1 Windows, Storage Server2003, Linux or Novell MediaAgent included

     Includes support for up to 6 drive library for list of Dell supported drives/libraries

     3 FS Agents (can purchase more FS agents from list above) for Windows, UNIX, Linux or Novell

     1 Windows Application iDA (can purchase more Windows (only) APP agents from list above)

     Max 25 total clients (agents), no san spt + other Gexpress limitations

Upgrade key to unlock GalaxyExpress functionality to Galaxy                                               [***]        [***]
====================================================================================================================================


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                                       11

                                   SCHEDULE C
                               ENTERPRISE SUPPORT

1.0      PURPOSE

         This Schedule C describes the support and training terms and conditions required by Dell.

         The working relationship between Dell and the Supplier in addressing different levels of customers' problems (severity incidents) should be a consistent, smooth, understandable process. Dell customers should perceive a seamless and efficient supporting organization that can meet their expectations on all levels of support issues with:

                  o        A sense of urgency

                  o        A timely resolution

                  o        Concern for the customer's situation

2.0      DEFINITIONS:

         Severity 1 Support Request

         A customer problem reported to Dell where immediate Supplier engagement and assistance is required in providing resolution. A Severity 1 situation is when any of the following conditions occur:

                  o A problem, which critically impacts the end customer's ability to do business.

                  o A significant number of users of the system and/or network are currently unable to perform their tasks as necessary.

                  o The system and/or network are down or severely degraded.

                  o        A system or major application is totally down.

         Severity 2 Support Request

         A customer problem reported to Dell where urgent Supplier engagement and assistance is required in providing resolution. A Severity 2 situation is when any of the following conditions occur:

                  o A problem which impacts the end customer's ability to do business, the severity of which is significant and may be repetitive in nature.

                  o A function of the system, network or product is impacted which impedes the customer from meeting daily production deliverables.

         Severity 3 Support Request

         A customer problem reported to Dell where timely Supplier engagement and assistance is required in providing resolution. A Severity 3 situation is when any of the following conditions occur:

                  o A problem, which negligibly impacts our customer's ability to do business.

                  o        May include questions and/or general consultation.

3.0      SUPPLIER SUPPORT INCIDENT RESPONSE BY SEVERITY


         The Incident Severity levels defined below are utilized in establishing the problem impact to the customer upon problem receipt and will be used to set expectations between the parties of this agreement. Severities are established by Dell during escalation to the Supplier and are subject to change during the life of each specific incident.


         3.1      SEVERITY 1: [***]

         3.2      SEVERITY 2: [***]

         3.3      SEVERITY 3: [***]

4.0      TECHNICAL SUPPORT PROCEDURES

         [***].

         Where the vendor performing installation and Professional Service Offerings of their product, it is required that they have extensive knowledge of the following hardware;


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

         o        Dell Servers and PowerVault Storage Products

         o        Dell|EMC SAN environments, including switches, hubs and HBAs

         o        Other major vendor's tape backup products.

         LEVEL 1 SUPPORT means the services provided by a product trained Customer Support Engineer in response to an End User's initial notification of a suspected Problem. These services include, but may not be limited to, call logging, entitlement verification, and closing the matter with the End User after Problem Resolution. If escalation is required, all necessary information will be gathered. Upon completion of information gathering, escalation will occur to a Level 2 Support Engineer.

         LEVEL 2 SUPPORT means the services provided by one or more trained senior Customer Service Engineers ("CSEs") for detailed installation, configuration information, integration information, compatibility information, Problem isolation, troubleshooting, and determination of whether a Problem is reproducible, with the intent to resolve the End User's Problem. All resources including documentation, Knowledge Base and/or Patch matrix should be consulted before escalation to a Level 3 Support engineer.

         LEVEL 3 SUPPORT means the services provided by one or more CommVault senior CSEs working in conjunction with development engineers to resolve Problems in the Software that cannot be resolved with Level 2 Support or are determined to be, or are highly probable to be, the result of a design, implementation or product defect. The problem may also be related to compatibility issues due to complex interaction between the Software and a third party vendor's product.


         When contacted for support by Dell, Supplier will respond according to the support collaboration targets and guidelines in Section 5.0 below. Both Dell and the Supplier will specify initial Technical Escalation Contacts in ATTACHMENT 1, which may be updated from time to time by mutual written agreement of the parties. Such written agreement may be in the form of electronic mail.


         4.1      TECHNICAL SUPPORT ENGAGEMENT

                  To ensure a smooth transition during technical collaboration or escalation, it is essential that all parties remain engaged until the next level is fully engaged, including access to all relevant contact information and technical activity to date.

         4.2      SOLUTION DELIVERY

                  [***].

         4.3      THIRD PARTY DEPENDENCY

                  In the event that a Supplier is dependent upon a third party to provide support for a product or product component, it is incumbent upon the Supplier to establish an agreement with the third party, such that the Supplier is capable of meeting the expectations identified in this SLA by working through the 3rd party.

         4.4      UNRESOLVED SEVERITY 1 PROBLEMS (SOFTWARE)

                  In the event of an unresolved Severity 1 problem for a customer or Dell, that has not been resolved within the 'Resolution Target' timeframe defined below in Section 5.0, Supplier will [***].

5.0      SUPPORT COLLABORATION GUIDELINES AND RESOLUTION REQUIREMENTS

         This section describes the collaboration target times. These REQUIREMENTS ensure that additional resources are obtained in a consistent, timely manner. These requirements are intended to minimize customer impact and incident resolution time.

         The following chart indicates, by severity, the Technical Collaboration/incident resolution requirements Supplier must meet in addressing customer incidents (the "RESOLUTION REQUIREMENTS"):


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                                       13

RESOLUTION OF MUTUAL CUSTOMER CASES

     Each party shall endeavor to respond to and use commercially reasonable efforts to provide Case Remedies in a timely manner in accordance with the Priority Level identified in Exhibit C, and in accordance with that party's support or maintenance agreement with such Mutual Customer.

     Dell will use every effort available to resolve issues involving Dell hardware and VENDOR software.

     Partnership of Escalated issues

     In certain cases the customer may lack a clear understanding whether the issue lies with THE VENDOR or Dell. In cases such as these Dell or THE VENDOR will work jointly to resolve the issue. THE VENDOR and Dell will provide real-time experts to work until resolution to the escalated issue has been met. THE VENDOR and Dell are responsible for providing the following for all Sev 1 and Sev 1-A issues:

     1. [***].


     2. THE VENDOR will provide engineering contacts for Dell's Global Product Support Engineering team. Dell will also provide Engineering contacts to THE VENDOR for issues that involve Dell products under the same guidelines.( For long term sustaining issues). Requests from the customer for root cause analysis shall be completed within [***] by Dell and THE VENDOR.



     3. Depending on Severity of issue THE VENDOR will move the escalated issues to the needed level. See table for timelines below.



                                                SEV 1-A        SEV 1          SEV 2        SEV 3
                   ----------------------------------------------------------------------------------------
                        THE VENDOR T1           [***]          [***]          [***]        [***]
                        THE VENDOR T2           [***]          [***]          [***]        [***]
                        THE VENDOR Engineering  [***]          [***]          [***]        [***]


     4. If the need arises for on-site assistance, both Dell and THE VENDOR will move experts on-site with a goal [***]. Due to the critical nature of these escalations Dell and THE VENDOR will work out any costs associated with these on-site visits on the backend. Need to determine what their hourly cost is.

     5. Both Dell and the Vendor will provide single points of contacts on all Severity 1-A and 1 issues. Dell utilizes a Technical Account Manager as the single point of contact for areas involving severe escalations.

     6. Dell and the Vendor will provide a list of executive contacts that will be available [***] for engagement in escalations where process breakdowns are occurring.

     7. Executives, Managers and technical representatives from both companies will participate in joint conference calls with the customer during critical outages.

     8. Dell and the Vendor will meet via conference call on a quarterly basis to discuss performance on all escalated issues between the two companies.

     9. THE VENDOR and Dell will provide 7X24 original ownership on all Sev 1-A and Sev 1 issues (Sev 1 and Sev 1-A cases cannot be transferred to other regions until the issues has stabilized).

      5.1 STATUS UPDATES

               Dell requires STATUS updates from the Supplier based on incident severity. Unless otherwise agreed to, the schedule for status updates are as follows.

               Severity 1 = [***]
               Severity 2 = [***]
               Severity 3 a= [***]

      These are recommended feedback intervals. Updating of S1 incidents every [***] for customer review may inhibit the speed of resolution of the incident. Dell and Supplier may agree on an alternative update time, per incident.

      For all Incidents, status will include WHAT the next action will constitute and WHEN it will occur. If the next action is not delivered as committed, a new status will be sent, prior to the deadline to reset the expectations. Some additional clarification of roles/responsibilities is as follows:

          o    [***].

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                                       14

     o    [***].

     o    [***].

     o    [***]:

          1.   [***], or

          2.   [***], and

          3.   [***].

     o    [***]

     o See ATTACHMENT 1 for Management Escalation contact names and telephone numbers for Dell and Supplier.

         5.2  NON-INCIDENT SPECIFIC ENGAGEMENT OF THE SUPPLIER

                  In some circumstances Dell may require engagement of the Supplier on issues other than a specific customer event. Supplier agrees to work with Dell in good faith to address issues including, but not limited to, Quality issues, Process improvements and Information requests.

6.0      SUPPORT MANAGEMENT ESCALATION (NOTIFICATION)

         6.1      ESCALATION CONDITIONS

                  Conditions that require escalating the incident to a higher level of management include, but are not limited to, the following:

                  6.1.1 Established timeframe exceeded (notification to management)

                           o The agreed RESOLUTION REQUIREMENT time frame has passed

                  6.1.2 Exceptional circumstances (management decision or action required). Some examples:

                           o   Incident data is insufficient to start resolution

                           o The promised resolution to customer time line has passed

                           o   The resolution resource is insufficient

                           o The resolution does not resolve customer's problem

                           o The resolution does not satisfy customer's requirements

7.0      SUPPORT RESOLUTION REQUIREMENTS PERFORMANCE

         Dell and the Supplier will monitor their own performance against the expected incident activity and resolution timeframes for each severity level of incident.

                  Dell Performance Measures include without limitation:

                           o   Incoming incident rate (known/unknown solution)

                           o   Backlog

                           o   # Resolved within guidelines

                           o   Total Time to Solution Provided

                           o   # of transfers to Supplier

                           o   # of problem re-occurrences -- Quality

                  Supplier performance measures include without limitation:

                           o   Total # resolved within guidelines

                           o   # Rejected (incomplete info. or problem known)

                           o   Total Time to Problem Fix submitted


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

                           o   # of problem Re-occurrence - Quality

         7.1      SUPPORT EVALUATION

                  Following commercial release by Dell of the Supplier's product, and no less frequently than twice per year, representatives from each party will meet to review the performance of, and recommend improvements regarding, the technical support provided by Supplier to Dell, and the technical support provided by Dell to its customers, under this Agreement. Either party can request a special meeting, or may call for a Root Cause Analysis and Closed Loop Corrective Action Plan in the event that such party has substantial concerns regarding a party's performance under this Schedule C or results are not meeting the service levels stated in SCHEDULE B to the Agreement (Quality Agreement).

8.0     SUPPORT TRAINING REQUIREMENTS

         8.1      CONTENT

                  Supplier shall train a reasonable number of Dell technical support personnel (and Dell-authorized third party support team members, if applicable) at no additional expense to Dell. Supplier will provide this training at Dell's regional offices worldwide to set up, install, configure and operate the Supplier product (the "Initial Training"). This Initial Training is intended to provide information required to diagnose and resolve hardware or software issues. Supplier will provide an additional in-depth technical training class at mutually agreed upon times and locations.

         The Initial Training will cover (at a minimum) the following information related to the Dell version of the Supplier product design:

         o    Modular flow code walk-thru

         o    Engineering specifications

         o    New technology primer

         o    Error handling

         o    Trouble-shooting steps/procedures

         o    Diagnostic capability

         o    Delta's between the OEM or "Dell" version and retail version

         o    Basic product installation/re-installation procedures

         o    Driver installations/setup procedures

         o Symptom-based Troubleshooting Tree/Process with isolation steps and recommended corrective actions

         o    Known issues list

         o    Disassembly/Reassembly procedures

         o    Product White Papers if available

         o Technical Case Studies based on tech support calls seen by the Supplier

         8.2      TRAINING PLAN

                  Supplier shall provide a written training plan to Dell not less than ninety (90) days prior to Dell's commercial introduction of the initial Supplier deliverables under this Agreement.

         At a minimum, the training plan will include:

         o    Recommended course outline and objectives to be approved by Dell

         o    Course timeline based on course outline

         o    Target audience and expected prerequisites

         o    Technical requirements for training environment

         o Instructor resumes demonstrating working proficiency with the product, including working field experience

         o    Product FAQ's attachment

         o    Supplier product URLs available to the public

         o    List of the training deliverables

         o    Special equipment/tools required for Supplier training delivery

         o    List of all training contacts, including main point of contact


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

         8.3      TRAINING COURSEWARE

                  Supplier shall provide a draft softcopy of all training courseware not less than sixty (60) days prior to Dell's commercial introduction of the initial Supplier Deliverables under this Agreement. Supplier shall provide hardcopy of any required training materials for each student at the time of training. Dell will retain the right to reproduce and distribute all training materials to Dell employees and Dell-authorized third party support team members.

         8.4      TRAINING DELIVERY

                  Such training shall be completed not less than thirty (60) days prior to Dell's commercial introduction of the initial Supplier Deliverables under this Agreement. Additionally, training shall be provided within thirty (30) days prior to each new release, major revision and Update release at no expense to Dell at Dell's worldwide regional offices.

         8.5      TROUBLESHOOTING DOCUMENTATION

                  Supplier shall provide softcopy documentation describing without limitation: (a) all known error codes and messages, (b) all known failure conditions and potential symptoms, (c) steps to take in isolating a failure to the proper root cause, and (d) recommended action(s) to correct.

         8.6      VIDEO PRESENTATION

                  Supplier hereby authorizes Dell to videotape any of the training sessions to be performed by Supplier and hereby authorizes Dell to use such videotapes for any additional training of Dell personnel, Dell Resellers, Dell Subcontractors or Dell-authorized third party support team members during the term of this Agreement.

         8.7      SUBJECT MATTER EXPERT

                  Supplier shall make reasonably available to Dell a subject matter expert who will be available to review modified Product Documentation and/or editing of videos regarding the Product(s) for technical and informational accuracy.

9.0  MUTUAL TRAVEL AGREEMENT

      Dell and Supplier agree to jointly travel on-site to a customer environment experiencing a problem that cannot be isolated or duplicated remotely, if customer circumstances so warrant. Each party agrees to initially bear its own costs that might arise in case of on-site travel. If the reported problem is determined to be attributable to causes other than Supplier's product(s), Dell will reimburse Supplier for its reasonable out-of-pocket expenses incurred in connection with such on-site support.

10.0  LICENSED PRODUCT USE FOR SUPPORT (SOFTWARE)

      Supplier will provide Dell royalty-free copies of all supported software products and documentation for the purpose of training and on-going support.

11.0  SUPPORT PROCESSES

      Both Dell and Supplier will document and maintain support contact detail, problem reporting and statusing procedures, management escalation contacts, problem resolution process flows and service level expectations in ATTACHMENT 1. Additionally, detail should be included in SCHEDULE B to the Agreement (Quality Agreement) that identifies problem-tracking systems, problem documentation requirements for incident creation, and problem support web sites available. This operational detail will be utilized by both parties to ensure an efficient and high quality support relationship for end customers.

12.0  CONTINUING SUPPORT AVAILABILITY (SOFTWARE)

      Supplier's technical support will be available to Dell for code-level issues on (a) all software releases, including all relevant software versions and updates available for sale and (b) for the immediate prior software release, including the most recent software version and update. Supplier's technical support will be available to Dell for critical problems at a minimum on the previous software release for the longer of
      (i) the period of Supplier's warranty to Dell, or (b) 12 months after current release is commercially available for sale to Dell customers.

13.0  SUPPORT SURVIVAL

      Termination of this Agreement regardless of the reason shall not relieve either party from its support obligations hereunder arising prior to such termination. Rights and obligations defined in this Schedule that by their nature should survive will remain in effect after termination or expiration of the Agreement. Supplier will continue to provide Support


Dell Confidential
      to Dell for no less than three (3) years after contract termination or expiration. Should the parties agree to terminate the Agreement, they will work together to develop a mutually agreeable plan to provide continued services to affected Dell customers.

DELL PRODUCTS L.P.            COMMVAULT SYSTEMS, INC.

By: /s/ Illegible             By: /s/ David R. West

Title: Director, WWP          Title: VP Business Development

Date: Dec 22, 2003            Date: Dec. 18, 2003


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